FOR ACCREDITED INVESTORS ONLY

THE SECURITIES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER. INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND INVESTORS SHOULD NOT INVEST ANY FUNDS IN THIS OFFERING UNLESS THEY CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PROSPECTIVE INVESTORS MUST ACQUIRE THE SECURITIES FOR INVESTMENT, SOLELY FOR THEIR OWN ACCOUNT, AND WITHOUT ANY VIEW TOWARD RESALE OR DISTRIBUTION. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SUBSCRIPTION AGREEMENT

February 8, 2012

Cytomedix, Inc.

209 Perry Parkway, Suite 7

Gaithersburg, MD 20877

Ladies and Gentlemen:

1.    Subscription. I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase shares of common stock (the “Securities”) of Cytomedix, Inc., a Delaware corporation (the "Company”, sometimes referred to herein as “Parent”) in the amount set forth on the signature page hereto on the terms and conditions described herein (the “Subscription Agreement”). The purchase price is payable by wire transfer of immediately available funds, pursuant to the wire instructions attached as Exhibit A hereto.

The Securities being issued and sold hereunder are part of the issuance by the Company of shares of its common stock to certain investors (together with the Investor, the “Parent Investors”) pursuant to subscription agreements, as contemplated under the Exchange Agreement (as defined below). Subject to the terms and conditions of this Agreement, at closing, the Company will sell to the Investor, severally and not jointly with the other Parent Investors, and the Investor, severally and not jointly with the other Parent Investors, will purchase from the Company, the Securities upon payment in full of the purchase price. The purchase and sale of the Securities (the “Closing”) shall take place on or before February 8, 2012, at the offices of the Company at 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877 or at such other place as the Company and the Investors shall mutually agree.

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The Company shall use the proceeds of the sale of the Securities hereunder to fund: (a) the current ALD-401 Phase 2 Clinical Trial and (b) other costs and expenses in connection with the clinical and regulatory progress of ALD-401.

All capitalized terms not defined herein shall have the meanings given to such terms in that certain Exchange and Purchase Agreement dated of even date herewith by and among the Company, Aldagen Holdings, LLC (the “Selling Equity Holder”), and Aldagen, Inc. (the “Exchange Agreement”).

2.    Disclosure. Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge that I have reviewed and understand the Company’s Form 10-K for the year ended December 31, 2010 and all filings made by the Company since December 31, 2010 pursuant to Section 13 of the Securities Exchange Act of 1934, including risk factors facing the Company thereunder, all set forth in Exhibits B and C hereto, respectively (collectively, the “SEC Documents”) and that I have received all information and materials regarding the Company that I have requested.

3.    Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a)          I am purchasing the Securities for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available.

(b)          I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

(c)          I fully understand that the Securities are a speculative investment which involves a high degree of risk of the loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its securities and have, in particular, reviewed each of the risks set forth in the SEC Documents. I have prior investment experience (including investment in non-listed and non-registered securities), and have read and evaluated, or have employed the services of an investment advisor, attorney or accountant to read and evaluate, all of the documents furnished or made available by the Company, as well as the merits and risks of such an investment. My overall commitment to investments which are not readily marketable is not disproportionate to my net worth, and my investment in the securities offered hereunder will not cause such overall commitment to become excessive. I, if an individual, have adequate means of providing for his or her current needs and personal and family contingencies and have no need for liquidity in his or her investment in the securities hereunder. I am financially able to bear the economic risk of this investment, including the ability to afford holding the securities for an indefinite period or a complete loss of this investment. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

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(d)          I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

(e)          I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

(f)          Except as set forth in Section 6 of this Agreement, I understand that I will not be able to resell the Securities until all of the conditions under Rule 144 have been satisfied however there can be no assurance that the conditions necessary to permit such sales under Rule 144 will ever be satisfied. I understand that the Company is under no obligation to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption from registration for the sale of the Securities.

(g)          I have relied solely upon my own investigation in making a decision to invest in the Company.

(h)          Except for the Exchange and the Transaction Documents (as defined in the Exchange Agreement), I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and in making my investment in the Securities I have not relied upon any information (written or otherwise) from them relating to this offering other than as set forth in the SEC Documents.

(i)          I am an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act. One or more of the categories set forth in Exhibit D hereto correctly and in all respects describes me, and I have so indicated by signing on the blank line or lines following a category on each such Exhibit D which so describes it.

(j)          I understand that (i) the Securities have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

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(k)          If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(l)          I acknowledge that if I am a Registered Representative of a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm, I must give such firm the notice required by the FINRA’s Conduct Rules, receipt of which must be acknowledged by such firm on the signature page hereof.

(m)          I acknowledge that the offer to sell the Securities was directly communicated to me by the Company. At no time was I presented with or solicited by any leaflet, advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any other form of general advertising, or solicited or invited to attend a promotional meeting or any seminar or meeting by any general solicitation or general advertising.

(n)          I hereby represent that all information provided by me in the Questionnaire attached as Exhibit D hereto is true and accurate in all respects, and I acknowledge that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to me without giving rise to the loss of the exemption from registration under applicable securities laws.

(o)          I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

(p)          I understand and agree that the certificates for the Securities shall bear substantially the following legend until (i) the Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, the Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

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4.    Indemnification. I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement (including Exhibit D), or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

5.            Representations and Warranties of the Company.   The Company hereby represents and warrants to Warrant Holder as follows:

(a)          The Company has the full right, power and authority to enter into this Agreement and to consummate the transaction described herein. When executed by the Company, this Agreement shall have been duly and validly executed and delivered by the Company and shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights.

(b)          The Securities have been duly authorized for issuance pursuant to this Agreement, and when issued pursuant to the terms and conditions of this Agreement will be duly authorized, validly issued, fully paid and non-assessable

6.            Registration Rights.

(a)          No later than 120 days following the filing of the Amendment to Parent Charter, Parent shall file with the SEC, a registration statement covering: (1) the resale to the public by (a) the Selling Equity Holder of the shares of Parent Common Stock issued upon the conversion of the Preferred Stock Consideration issued at Closing (including the Escrowed Shares), (b) the Parent Investors (and their respective transferees or distributees) of the Parent Common Stock issued pursuant to the Subscription Agreements, and (c) the holders of the Parent Replacement Warrants (and their respective transferees or distributes) of the Parent Common Stock issuable upon exercise of the Parent Replacement Warrants; and (2) to the extent the Selling Equity Holder wishes to distribute any shares of Parent Common Stock to its members, the distribution of such shares to the members of the Selling Equity Holder (the “Stockholder Registration Statement”) (together, the “Registrable Securities”). Notwithstanding the foregoing, if the SEC informs Parent that any of the Registrable Securities to be covered by the Stockholder Registration Statement cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, the number of shares of Registrable Securities to be covered by the Stockholder Registration Statement shall be reduced by such number of shares (if any) as may be required by the SEC (the “Reduction Shares”), and in such event, Parent shall file a subsequent registration statement, as described above, as soon as practicable thereafter covering the Reduction Shares (the “Reduction Shares Registration Statement”). Parent shall use its best commercially reasonable efforts to cause the Stockholder Registration Statement and the Reduction Shares Registration Statement, if any, to be declared effective by the SEC as soon as practicable after their respective initial filing dates and shall cause the Stockholder Registration Statement and the Reduction Shares Registration Statement, if any, to remain effective for at least twenty-four (24) months.

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(b)          All fees, costs and expenses of and incidental to any such registration, including, without limitation, all registration, filing, and FINRA fees, printing expenses, fees and disbursements of counsel and accountants for Parent and the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (the “Registration Expenses”) shall be shared by and between Parent, the Selling Equity Holder, the Parent Investors and the holders of the Parent Replacement Warrants (collectively, the “Selling Shareholders”) as follows: (i) 100% of such Registration Expenses shall be borne by Parent in the event Parent is eligible to file the Stockholder Registration Statement and Reduction Shares Registration or the Milestone Registration Statement (as the term is defined under the Exchange Agreement), as the case may be, on Form S-3 or a successor form, and with respect to all Piggyback Registrations, (ii) the first $80,000 of such Registration Expenses shall be borne by Parent in the event Parent is required to file to the Stockholder Registration Statement and Reduction Shares Registration or the Milestone Registration Statement on Form S-1, and all Registration Expenses in excess of $80,000 thereafter shall be shared equally by Parent and the Selling Shareholders. Fees and disbursements of counsel and accountants for the holders of Registrable Securities and any other expenses incurred by such holders not expressly included above shall be borne by such holders.

(c)          For a period of twenty-four (24) months following the date hereof, each respective holder of the Registrable Securities shall have the right to include the Registrable Securities as part of any other registration of securities filed by Parent, either for its own account or for the account of security holders, other than a registration statement filed on Form S-8 or Form S-4, only to the extent such Registrable Securities have not been previously registered and are not then currently available for resale without any restrictions (“Piggyback Registrations”); provided, however, that if, in the written opinion of Parent’s managing underwriter or underwriters, if any, for such offering, the inclusion of the Registrable Securities, when added to the securities being registered by parent or the selling stockholder(s), will exceed the maximum amount of Parent's securities which can be marketed, then the managing underwriter or underwriters may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to Parent, and second to the holders of the Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities held by each such holder of Registrable Securities requested to be included in the registration.

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(d)          If Registrable Securities held by or issuable to any holder of Registrable Securities are included in a registration pursuant to the provisions of this Section, each such holder of Registrable Securities will, severally and not jointly, indemnify and hold harmless Parent its directors and officers, any controlling person and any underwriter from and against, and will reimburse Parent, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which parent or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof, and each such holder’s aggregate liability hereunder shall be limited to proportion of any such loss, damage, liability, cost or expense that is equal to the proportion that the public offering price of the shares sold by such holder under such registration statement bears to the total public offering price of all securities sold thereunder, but in any event not to exceed the net proceeds received by such holder from the sale of securities under the applicable registration statement. Parent will indemnify and hold harmless each holder of Registrable Securities and such holder’s directors and officers, managers and members, any controlling person and any underwriter (collectively, “Holder Indemnitees”) from and against, and will reimburse such Holder Indemnitees with respect to, any and all loss, damage, liability, cost or expense to which any such Holder Indemnitee may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (ii) any violation by Parent of any federal, state or common law rule or regulation applicable to Parent and relating to any action or inaction required of Parent in connection with any such registration; provided that Parent will not be liable under this Section in any such case to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation of such registration statement.

7.          Insider Trading Prohibition. Until the filing by the Company of a current report on Form 8-K with the SEC describing, among other things, the offering subject hereof, the undersigned hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, and its respective officers and directors, employees, counsel, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section by the undersigned.

8.          Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.          Choice of Law. This Subscription Agreement shall be governed by the laws of the State of Delaware as applied to contracts entered into and to be performed entirely within the State of Delaware.

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10.         Counterparts. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

11.         Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

12.         Notices and Addresses. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

13.         Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

14.         Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

15.         Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Shares.

FOR RESIDENTS OF ALL STATES: IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF OUR COMPANY AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

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NOTICE TO FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE IN FLORIDA MADE PURSUANT TO THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT SECTION 517.061(11) IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. THE AVAILABILITY OF THE PRIVILEGE TO VOID SALES PURSUANT TO SECTION 517.061(11) IS HEREBY COMMUNICATED TO EACH FLORIDA OFFEREE. EACH PERSON IS ENTITLED TO EXERCISE THE PRIVILEGE TO VOID SALES GRANTED BY SECTION 517.061(11)(A)(5) AND ANY PERSON WHO WISHES TO EXERCISE SUCH RIGHT MUST, WITHIN THREE DAYS AFTER THE TENDER OF THE PURCHASE PRICE TO THE ISSUER, AN AGENT OF THE ISSUER (INCLUDING ANY DEALER ON BEHALF OF THE COMPANY OR ANY SALES PERSON OF SUCH DEALER) OR AN ESCROW AGENT, CAUSE A WRITTEN NOTICE OR TELEGRAM TO BE SENT TO THE COMPANY AT THE ADDRESS PROVIDED IN THE MEMORANDUM—SUCH LETTER OR TELEGRAM MUST BE SENT AND, IF POSTMARKED, POSTMARKED ON OR PRIOR TO THE END OF THE AFOREMENTIONED THIRD DAY. IF A PERSON IS SENDING A LETTER IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE DATE IT WAS MAILED. PERSONS WHO MAKE THIS REQUEST ORALLY MUST ASK FOR WRITTEN CONFIRMATION THAT THIS REQUEST HAS BEEN RECEIVED.

NASAA UNIFORM LEGEND: IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO FOREIGN INVESTORS: IF YOU LIVE OUTSIDE THE UNITED STATES, IT IS YOUR RESPONSIBILITY TO FULLY OBSERVE THE LAWS OF ANY RELEVANT TERRITORY OR JURISDICTION OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY PURCHASE, INCLUDING OBTAINING REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER REQUIRED LEGAL OR OTHER FORMALITIES.

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Number of Shares Being Purchased [_] at $[_] per share.

Manner in Which Title is to be Held. (check one)

☐ Individual Ownership

☐ Community Property

☐ Joint Tenant with Right of Survivorship (both parties must sign)

☐ Partnership

☐ Tenants in common (both parties must sign)

☒ Corporation or Limited Liability Company

☐ Trust

☐ IRA or Keough

☐ Other (please indicate)

Dated: February 8, 2012

INDIVIDUAL INVESTORS	ENTITY INVESTORS

Name of entity, if any:

Signature (Individual)
By:
*Signature
Its
Signature (Joint)	Title
(all record holders must sign)

Name(s) Typed or Printed	Name Typed or Printed

Address to Which Correspondence Should be Directed	Address to Which Correspondence Should be Directed

City, State and Zip Code	City, State and Zip Code

Tax Identification or	Tax Identification or
Social Security Number	Social Security Number

*	If the Shares are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

Cytomedix, Inc.

Dated: February 8, 2012	By:
Martin P. Rosendale, Chief Executive Officer

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CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an entity)

I, _____________________________________________, the ____________________________________

(name of signatory)                                                                              (title)

of______________________________ "Entity"),                                                                          a _______________________________

(name of entity)

_________________________________

(type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this                             day of                      , 2012.

(Signature)

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Exhibit A

SUBSCRIPTION INSTRUCTIONS

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Exhibit B

Public Reports - Disclosures

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Exhibit C

Risk Factors

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Exhibit D

Confidential Purchaser Questionnaire

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